Exhibit 99.1 Research & Development Day Virtual | December 6, 2022 NASDAQ: CADL

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If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward- looking statements. Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our most recent report filed with the Securities and Exchange Commission. 2

R&D Day 2022 December 6, 2022 (EST) 11:00 – 11:10 am Introduction to Candel Therapeutics Intratumor viral immunotherapy: a new approach to induce systemic anti-tumor 11:10 – 11:20 am immunity 11:20 – 11:30 am Clinical perspective on viral immunotherapy 11:30 – 12:00 pm Phase 2 clinical trial of CAN-2409 in NSCLC Phase 1 clinical trial of CAN-2409 in combination with nivolumab and standard of care in 12:00 – 12:10 pm newly diagnosed high-grade glioma 12:10 – 12:25 pm Phase 1 clinical trial of CAN-3110 in recurrent high-grade glioma 12:25 – 12:40 pm The enLIGHTEN™ Discovery Platform Penn – Candel discovery partnership: Combination therapy to overcome 12:40 – 12:55 pm CAR-T resistance in solid tumors 12:55 – 1:30 pm Closing and Q&A 3

Speakers Charu Aggarwal Daniel H. Sterman Roy Herbst Paul Peter Tak James P. Allison Padmanee MD, MPH MD MD, PhD MD, PhD, FMedSci PhD Sharma MD, PhD Perelman School of NYU Langone Health Yale Cancer Center Candel Therapeutics MD Anderson MD Anderson Medicine at UPenn Cancer Center & Cancer Center Parker Institute for Cancer Research E. Antonio Chiocca Francesca Barone Carl H. June Neil C. Sheppard Patrick Y. Wen MD, PhD MD, PhD MD DPhil MD Brigham and Women’s Candel Therapeutics Center for Cellular Center for Cellular Dana-Farber Cancer Hospital & Harvard Immunotherapies at Immunotherapies Institute & Harvard Medical School Medical School UPenn & Parker Institute at UPenn for Cancer Research 4

Candel Therapeutics Paul Peter Tak, MD, PhD, FMedSci 5

Paul Peter Tak, MD, PhD, FMedSci Candel Therapeutics Dr. Paul Peter Tak is President, CEO, and Board Director of Candel Therapeutics. Dr. Tak received his medical degree from the Free University in Amsterdam and was trained as an internist and immunologist at Leiden University Medical Center, where he also received his PhD. He worked as a scientist at the University of California San Diego and next served as Professor of Medicine and Chair of the Department of Clinical Immunology and Rheumatology at Amsterdam University Medical Center. He has published extensively in peer-reviewed journals (> 590 publications, H-index 137, > 80,000 citations), received numerous awards, has been elected Fellow of the Academy of Medical Sciences, is an Honorary Senior Visiting Fellow at the University of Cambridge, and was recognized by PharmaVOICE100 in 2021. At GlaxoSmithKline, Dr. Tak served as Senior Vice President, Chief Immunology Officer, and Global Development Leader (2011-2018), and brought a large portfolio of investigational medicines to clinical development and approval. 6

Candel overview

- Two investigational medicines in the clinic and a discovery platform
  - CAN-2409
    - Engineered, replication-defective adenoviral gene construct encoding herpes simplex virus (HSV)-thymidine kinase
    - Ongoing clinical trials in non-small cell lung cancer (NSCLC), pancreatic cancer, and prostate cancer
    - Pipeline in a product
    - **Phase 2 clinical trial data update in NSCLC**
  - CAN-3110
    - Engineered, replication-competent HSV designed for tumor-specificity
    - Ongoing clinical trial in recurrent high-grade glioma (HGG)
    - Opportunity for creation of pipeline in a product by expansion of indications outside the brain
    - **Phase 1b clinical trial data update in recurrent HGG**
  - enLIGHTEN™ Discovery Platform based on Advanced Analytics and HSV technology

- Company Update
  - Strong scientific support from high-profile Research Advisory Board
  - Significant unmet need and commercial opportunity for each selected indication
  - Cash and cash equivalents of $77.2M as of September 30, 2022; runway into Q1 2024

CANDEL THERAPEUTICS

7

Leadership team with decades of experience in oncology, immunology, and drug development Paul-Peter Tak, M.D., Ph.D., Jason Amello FMedSci Chief Financial Officer President & Chief Executive Officer Nathan Caffo Francesca Barone, M.D., Ph.D. Chief Business Officer Chief Scientific Officer Christopher Matheny, Pharm.D., Garrett Nichols, M.D., M.S. Ph.D. Chief Medical Officer Vice President, Development Leader Seshu Tyagarajan, Ph.D., RAC Susan Stewart, J.D. Chief Technical and Development Officer Chief Regulatory Officer 8

CAN-2409: Systemic immunotherapy delivered intratumorally

1. CAN-2409 locally administered combined with oral prodrug

3. CAN-2409 induces CD8+ cytotoxic T cells



Valacyclovir
CAN-2409
Thymidine kinase enzyme
CAN-2409
Inflammatory mediators
Tumor antigens
Cytotoxic metabolite
Valacyclovir
Dendritic cell
B-cell
Macrophage
Fibroblast
T-cell

2. Localized cytolytic mechanism combined with proinflammatory viral particles

4. Local immunization yields systemic CD8+ T cell mediated against injected tumor and uninjected metastases

CANDEL THERAPEUTICS

9

Prostate cancer: Significant unmet need Incidence of localized prostate cancer o No new treatments approved for newly diagnosed, localized prostate cancer during in the US by risk level the last 10+ years o Currently available treatments are associated HIGH with significant side effects INTERMEDIATE LOW 30K 75K 45K o Significant opportunity for new treatment with favorable tolerability profile that will prevent disease progression Target label for CAN-2409: - Indicated in newly diagnosed localized prostate cancer in combination with radiotherapy +/- short-term ADT, in patients with intermediate- to high-risk disease - Indicated in newly diagnosed localized prostate cancer in patients with NCCN-defined low-risk disease, or patients with # intermediate-risk disease undergoing active surveillance # Market research combined with interviews with 22 KOLs (12 US; 10 EU) and 10 US payors. Dec 2020 10

Fully accrued phase 2 clinical trial of CAN-2409 in patients with prostate cancer (active surveillance)

PI: Dr. S. Eggener (U of Chicago)

N=187
Fully enrolled
Patients chose active surveillance

2:1
Randomization

→ **Active Surveillance + CAN-2409 + Valacyclovir**
(2 injections)

→ **Active Surveillance + Placebo + Valacyclovir**
(2 injections)

Primary Endpoints

- Disease Free Survival

Secondary Endpoints

- Progression to radical treatment, pathological response/PSA kinetics
- Proactive Surveillance Score
- Quality of life
- Immunological biomarkers

NCT02768363

CANDEL THERAPEUTICS

11

Fully accrued phase 3 clinical trial of CAN-2409 in patients with prostate cancer (newly diagnosed, intermediate/high risk)

PIs: Dr. T. DeWeese (JHU) and Dr. P. Scardino (MSKCC)

N=711
Fully enrolled
Newly diagnosed, intermediate-high risk, localized prostate cancer

2:1
Randomization

→ **CAN-2409 + Valacyclovir**
(3 injection courses + radiotherapy)

→ **Placebo + Valacyclovir**
(3 injection courses + radiotherapy)

Primary Endpoints

- Disease free survival

Secondary Endpoints

- PSA freedom from biochemical failure
- Prostate cancer specific survival
- Overall survival
- Quality of life
- Immunological biomarkers

NCT01436968

Conducted under agreement with FDA under Special Protocol Assessment

CANDEL THERAPEUTICS

12

CAN-2409 is generally well tolerated in ongoing phase 2b clinical trial in patients with prostate cancer (monotherapy; active surveillance population) CTC grade n=187 Most common PT (>=5%) 1 2 3 4 Total (%) Flu-like symptoms 40 (21) 20 (11) 1 (1) 61 (33) Chills 39 (21) 13 (7) 1 (1) 53 (28) Fever 39 (21) 9 (5) 1 (1) 49 (26) Fatigue 27 (14) 10 (5) 1 (1) 38 (20) Elevated AST/ALT 28 (15) 3 (2) 1 (1) 32 (17) Elevated Creatinine 23 (12) 5 (3) 1 (1) 2 (1) 31 (17) Study is still blinded Headache 20 (11) 5 (3) 25 (13) 187 patients treated Urinary tract infection 1 (1) 15 (8) 2 (1) 18 (10) 362 injections performed Nausea 12 (6) 4 (2) 16 (9) Low Hemoglobin 15 (8) 15 (8) Diarrhea 10 (5) 3 (2) 13 (7) Malaise 10 (5) 2 (1) 12 (6) Hematuria 12 (6) 12 (6) Urinary frequency 9 (5) 2 (1) 11 (6) Urinary tract pain 6 (3) 3 (2) 9 (5) Urinary urgency 7 (4) 2 (1) 9 (5) Elevated Alkaline Phosphatase 8 (4) 1 (1) 9 (5) Elevated Bilirubin 7 (4) 3 (2) 10 (5) ~ 33% patients experienced flu-like symptoms < 1% infections requiring hospitalization AdMeTech Foundation’s Fifth Global Summit on Precision Diagnosis and Treatment of Prostate Cancer, September 2021 13

Most patients tolerate intra-prostate injection same or better than prostate biopsy (ongoing phase 3 clinical trial; combined with radiotherapy +/- androgen deprivation therapy) In total > 2,000 intra-prostate injections (40% transperineal; 56% transrectal; 4% not reported) “How did you tolerate the study procedure as compared to a prostate biopsy?” Patient questionnaire substudy in 32 patients Transperineal Transrectal Much harder to tolerate Much harder to tolerate 4% 0% Little harder to tolerate Little harder to tolerate 30% 11% Same or better tolerated Same or better tolerated 89% 65% 0 20 40 60 80 0 20 40 60 80 100 28th Annual Prostate Cancer Foundation Scientific Retreat, October 2021 14

Systemic immunotherapy delivered intratumorally o Intra-tissue injection is a proven strategy for in situ vaccination o Delivery designed to minimize systemic toxicity o Systemic immune response: not all metastases need to be injected o Durable responses after only 2-3 administrations o Procedure is well tolerated by patients: • Administration to prostate takes 15-20 min in outpatient setting, often tolerated the same or better than prostate biopsy, which is a routine procedure in urology • Administration to lung tumor takes 15-20 min in outpatient setting via bronchoscopy, which is a routine procedure in pulmonary medicine • For future indications, any location can be reached using image-guided injection, robotic delivery, etc. o Procedures with proven benefit/risk, patient tolerability, and cost-effectiveness will be implemented by clinicians • Stem cell transplantation, implant radiotherapy, interventional radiology, interventional cardiology 15

Candel overview o Promising assets with near- and mid-term inflection points • CAN-2409: Systemic immunotherapy delivered intratumorally ⎯ Phase 2 NSCLC; updated clinical data – to be presented today o Additional data expected in Q3 2023 ⎯ Phase 3 HGG; ready to commence ⎯ Phase 2 pancreas preliminary data – expected Q4 2023 ⎯ Phase 2 prostate cancer; localized, low- to intermediate-risk (active surveillance) – readout expected Q4 2023 ⎯ Phase 3 prostate cancer; localized, intermediate- to high-risk – readout expected Q4 2024 • CAN-3110: Replication-competent HSV with tumor-specificity ⎯ Phase 1b recurrent HGG; updated clinical and biomarkers - presented at SITC and today • enLIGHTEN Discovery Platform based on use of Advanced Analytics and HSV technology o Significant unmet need and commercial opportunity for each selected indication o Management team with proven success in immunology, oncology, and development o Cash and cash equivalents of $77.2M as of September 30, 2022 • Funds currently planned operations into Q1 2024 16

Intratumor viral immunotherapy James P. Allison, PhD 17

James P. Allison, PhD MD Anderson Cancer Center Dr. James Allison is the Regental Professor and Chair of the Department of Immunology, the Olga Keith Wiess Distinguished University Chair for Cancer Research, Director of the Parker Institute for Cancer Research, and the Executive Director of the Immunotherapy Platform at MD Anderson Cancer Center. His well-known research is focused on the mechanisms of T cell development and activation, development of novel strategies for tumor immunotherapy, and he is recognized as one of the first to isolate the T-cell antigen receptor complex protein. In 2018, Dr. Allison received the Nobel Prize in Physiology or Medicine for the discovery of cancer therapy by inhibition of negative immune regulation. Since April 2021, Dr. Allison has been on the Research Advisory Board for Candel. 18

Intratumor viral immunotherapy: A new approach to induce systemic anti-tumor immunity Jim Allison, PhD Regental Professor and Chair, Immunology Vice-President, Immunobiology Director, James Patrick Allison Institute Executive Director, Immunotherapy Platform Olga Keith Weiss Distinguished University Chair for Cancer Research Distinguished Scholar, Cancer Prevention and Research Institute of Texas Candel R&D Day 2022 19

How oncolytic viruses are thought to work Primary infection Virus amplification and tumor cell lysis Secondary infection, Virus amplification, tumor cell lysis and virus spread Inflammatory response 20

An example of viral immunotherapy: Newcastle Disease Virus (NDV) F • Family: Paramyxoviridae: negative-strand RNA virus (same as HN mumps, HPIV, measles) M • Natural host: birds • Cell surface receptor: sialic acid N • Determinants of cancer cell-specificity: L P – Deficiency in innate immune signaling – Resistance to apoptosis • Pathogenic types: replication, pathogenicity (in birds) and oncolytic proficiency is determined by the viral fusion protein: – Lentogenic (nonpathogenic) strains: limited replication and lysis – Mesogenic and velogenic (pathogenic) strains: best replication and lysis 21

Therapeutic efficacy of oncolytic viruses is dependent on the adaptive immune response rather than virus replication Implant Inject PBS/NDV -luciferase flank tumors IT into right tumor Day 0 7 9 11 Days after Tumor Challenge 7 9 11 13 17 21 PBS NDV NDV + aCD4 NDV + aCD8 22

Oncolytic viruses don’t just lyse cancer cells, they make them more immunogenic Activation and recruitment of HSPs Ecto-CRT innate and adaptive immune effectors B7-1,2 1. DC maturation 2. ↑MHC 1.↑MHC, 3. ↑Costimulatory ligands 2.↑Cos mulatory 4. ↑Cytokines, chemokines ligands MHC Tumor antigens 3.↑Surface HSPs Danger signals and ecto-CRT 4.↑Type I IFN PAMPS PAMPS virus Zamarin D. and Wolchok J.D., Molecular Therapy-Oncolytics 1 (2014) 23

Systemic immune effects of intratumoral NDV treatment



Day
0
4
7
10
13
NDV
NDV
NDV
Virus-treated tumor
24h
48h
72h
96h
mock
NDV
1.06
7.64
13.2
17
CD3+
CD45+
Distant tumor
mock
NDV
1.42
5.68
5.36
12.9
CD3+
CD45+
mock
NDV
68.2
31.8
9.5
90.5
FoxP3+
CD4+
Cells /g tumor
6×10^6
5×10^6
4×10^6
3×10^6
2×10^6
1×10^6
0
**
*
****
ns
mock
NDV
CD3+
CD8+
CD4+FoxP3-
CD4+FoxP3+

Zamarin D, Wolchok JD, Allison JP. *Sci. Transl. Med.* 2014 5:226ra

24

Intratumoral NDV controls virus-injected and distant tumors Day 7 0 4 10 13 100 Injected tumors Distant tumors 200 500 80 400 150 PBS 60 300 100 PBS NDV NDV 40 200 NDV ** *** PBS 50 20 100 ** 0 0 0 0 10 20 30 40 50 0 5 10 15 20 3 6 7 11 13 15 18 Days Days post challenge Days 25 Zamarin D, Wolchok JD, Allison JP. Sci. Transl. Med. 2014 5:226ra 3 Tumor size (mm ) 3 Tumor size (mm ) Percent survival

NDV upregulates a range of immune negative feedback pathways in tumors 8 PD-L1 6 PD-L2 Anti-PD-1 BTLA CSF1 TIM3 TIGIT 4 LAG3 CD47 IL-10 PD-1 T cell IDO1 CSF1R Anti- TGFB1 2 PD-L1 TGFB3 TGFB2 0 Anti- -0.5 0.0 0.5 1.0 1.5 2.0 2.5 CTLA-4 Fold Change (Log2) CD8 CTLA-4 MFI * 2500 PBS APC NDV 2000 1500 1000 500 Immune checkpoint 0 blockade 26 p-value (-Log10) MFI

Intratumoral NDV with systemic immune checkpoint blockade leads to rejection of the treated and distant tumors Day 4 7 10 0 13 B16-F10 100 MB49 100 80 80 p=0.0047 PBS 60 60 NDV+isotype *** p=0.0002 PBS+anti-CTLA-4 PBS 40 40 * NDV+anti-CTLA-4 NDV 20 aCTLA-4 20 NDV+aCTLA-4 0 0 0 20 40 60 80 0 20 40 60 80 100 Days Days post challenge 27 Zamarin D, Wolchok JD, Allison JP. Sci. Transl. Med. 2014 5:226ra Percent survival Percent survival

Combination therapy with NDV and CTLA-4 blockade induces inflammatory changes in distant tumors 28

Anti-tumor activity of NDV combination therapy is dependent on CD8 cells, NK cells, IFN , and type I IFN Depletion of specific immune cell subtypes 29 Zamarin D, Wolchok JD, Allison JP. Sci. Transl. Med. 2014 5:226ra

Virus delivery to the tumor is essential for the abscopal response B16-MC38 B16-no right tumor B16-B16 No right tumor Right MC38 tumor 100 PBS NDV+anti-CTLA-4 NDV+anti-CTLA-4 (no right tumor) 80 60 40 **** 20 0 0 20 40 60 Days after challenge 30 Zamarin D, Wolchok JD, Allison JP. Sci. Transl. Med. 2014 5:226ra Percent survival

Infection of a tumor sharing antigens with distant tumors is required for priming of T cells specific for distant tumors B16-B16 MC38-B16 Trp1 Trp1 31

Clinical perspectives on viral immunotherapy Padmanee Sharma, MD, PhD 32

Padmanee Sharma, MD, PhD MD Anderson Cancer Center Dr. Padmanee Sharma is an immunologist and oncologist whose research work is focused on investigating mechanisms and pathways within the immune system that facilitate tumor rejection or elicit resistance to immune checkpoint therapy. She is a Professor in the departments of Genitourinary Medical Oncology and Immunology, Associate VP of Immunobiology and the T.C. and Jeanette D. Hsu Endowed Chair in Cell Biology at MD Anderson Cancer Center. She is also the inaugural Scientific Director for the Immunotherapy Platform and the Director of Scientific Programs for the James P. Allison Institute at MD Anderson Cancer Center. She’s written and conducted multiple innovative immunotherapy clinical trials, with emphasis on obtaining patients’ tumor samples for in-depth laboratory studies, including the first neoadjuvant trial with immune checkpoint therapy and first clinical trial with immune checkpoint therapy for patients with bladder cancer. Her studies have identified novel resistance mechanisms to immune + checkpoint therapy, including loss of interferon (IFN) signaling, VISTA immunosuppressive cells, + increased EZH2 expression in T cells, TGF-b signaling in bone metastases, and CD73 myeloid cells in GBM. These data have led to initiation of new research studies focused on developing rational combination immunotherapy strategies for the treatment of cancer patients. As a result of her outstanding contributions to the field of cancer immunotherapy, Dr. Sharma was selected as a member of the American Society for Clinical Investigation (ASCI) as well as awarded the Emil Frei III Award for Excellence in Translational Research in 2016, the Coley Award for Distinguished Research for Tumor Immunology in 2018, the Women in Science with Excellence (WISE) award in 2020, the Heath Memorial Award in 2021 and the Randall Prize for Excellence in Cancer Research in 2021. 33

Clinical perspectives on viral immunotherapy Padmanee Sharma, MD, PhD 34

CAN-2409 in non-small cell lung cancer Charu Aggarwal, MD, MPH Daniel H. Sterman, MD Roy Herbst, MD, PhD 35

Charu Aggarwal, MD, MPH Perelman School of Medicine at UPenn Dr. Charu Aggarwal is the Leslye Heisler Associate Professor of Medicine in the Hematology-Oncology Division at the University of Pennsylvania’s Perelman School of Medicine. She is also an active member of the Abramson Cancer Center where she serves as Physician Leader for the clinical research program for Airways Malignancies. Dr. Aggarwal specializes in the management of patients with lung and head and neck cancer, with a specific and clinical research focus on the development of novel immunotherapeutic approaches, and the discovery and application of biomarkers to guide therapy and monitor treatment. She is a co-principal investigator for Candel’s phase 2 clinical trial of CAN-2409 followed by valacyclovir in combination with standard of care immune checkpoint inhibitors in patients living with late-stage NSCLC. Daniel H. Sterman, MD NYU Langone Health Dr. Daniel Sterman is the Thomas and Suzanne Murphy Professor of Pulmonary and Critical Care Medicine in the Departments of Medicine and Cardiothoracic Surgery at the New York University Grossman School of Medicine, Director of the Division of Pulmonary, Critical Care, and Sleep Medicine, and Director of the Multidisciplinary Pulmonary Oncology Program at NYU Langone Health in New York City. For more than two decades, Dr. Sterman has focused on the translation of laboratory discoveries from the bench to the bedside: conducting multiple human clinical trials of gene therapy and vaccine therapy for lung cancer, mesothelioma, and other pleural malignancies. Dr. Sterman obtained his MD from Weill Cornell Medical College of Cornell University. He is a co-principal investigator for Candel’s phase 2 clinical trial of CAN-2409 followed by valacyclovir in combination with standard of care immune checkpoint inhibitors in patients living with late-stage NSCLC. Roy Herbst, MD, PhD Yale Cancer Center Dr. Roy Herbst is the Ensign Professor of Medicine (Medical Oncology) and Professor of Pharmacology; Director, Center for Thoracic Cancers; Deputy Director, Clinical Affairs; Assistant Dean for Translational Research, Office of the Dean, School of Medicine; Chief of Medical Oncology, Yale Cancer Center and Smilow Cancer Hospital; and Associate Cancer Center Director, Translational Science. Dr. Herbst is best known for his work in developmental therapeutics and the personalized therapy of non-small cell lung cancer, in particular the process of linking genetic abnormalities of cancer cells to novel therapies. His work has led to the approval of several therapies such as gefitinib, cetuximab, bevacizumab, and axitinib. Dr. Herbst authored a high-profile review of the 20-year progress in lung cancer as well as authored or co-authored more than 350 publications including peer-reviewed journal articles, abstract, and book chapters. Since April 2021, he has been on Candel’s Research Advisory Board. 36

ICIs have transformed treatment of advanced NSCLC, but most patients still progress and long-term survival is low

- **After progression, 2L SoC is chemotherapy, associated with poor prognosis and significant toxicity**
- **Recent Ph2 and Ph3 trials have explored alternative approaches post ICI progression**

Ph2 ramucirumab + pembrolizumab (RP) vs chemotherapy (SoC)

Lung-MAP substudy

	mPFS	mOS	TRAE ≥ Gr3
RP	4.5 mo	14.5 mo	42%
SoC	5.2 mo	11.6 mo	60%



Overall Survival (%)
100
75
50
25
0
0 3 6 9 12 15 18 21 24 27 30
Time Since Substudy Random Assignment (months)

Reckamp K. et al. J Clin Onc 2022;40:2295-2306

Ph3 evaluating treatment beyond progression with atezolizumab

OAK study

168 (of 332) patients treated with atezolizumab were treated beyond progression (TBP)

mOS 12.7 mo; ORR 7%



Overall Survival Post-PD (%)
100
80
60
40
20
0
0 3 6 9 12 15 18 21 24 27
Time Since First Reported PD (months)
Atezolizumab post-PD
Other anti-cancer NPT post-PD
No anti-cancer NPT post-PD
Censored
12-mo OS
53%
40%
9%
18-mo OS
37%
20%
9%

Gandara D. et al. J Thorac Onc 2018;13:1906-1918

37

ICI: immune checkpoint inhibitor, mPFS: median PFS, mOS: median overall survival; ORR: overall response rate, TRAE: treatment-related adverse event, SoC: standard of care

Phase 2 clinical trial of CAN-2409 in advanced NSCLC (LuTK02)

Enrolls spectrum of disease to support signal generation and refinement of the patient population

Stage III/IV non-resectable NSCLC with suboptimal response to first-line ICI

CAN-2409 and valacyclovir (2 courses)

with standard of care anti-PD-1/PD-L1 +/- chemotherapy

→ **Cohort 1**
Stable Disease
(>18 wks ICI)

→ **Cohort 2**
Progressive Disease
(>18 wks ICI)

→ **Cohort 3***
Refractory Disease
(>9 wks ICI)

**Cohort 3 closed as of Jun 2022*

Primary Endpoints

- Response by RECIST criteria
- Safety

Secondary Endpoints

- Overall survival
- Progression free survival
- Quality of life
- Immunological biomarkers
- Response by iRECIST and itRECIST (Exploratory)

NCT04495153

CANDEL THERAPEUTICS

38

LuTK02 Consort diagram Enrolled (n=55) Ineligible (n=3) 1 Safety population (n=52) Cohort 3 Cohort 1 Cohort 2 (n=6) (n=5) (n=41) 2 2 2 Evaluable Treatment Evaluable Evaluable In treatment In treatment Treatment 3 3 (n=2) dropouts (n=4) (n=26) (n=4) window (n=1) window (n=3) dropouts (n=12) Progressive disease 1 (n=4) Safety population: Received at least 1 injection of CAN-2409 Progressive disease (n=7) 2 Evaluable: Received both injections of CAN-2409 + prodrug and completed 12- Patient withdrawal (n=2) 4 week treatment course Adverse events (n=3) 3 In treatment window: Post-enrollment but not yet reached 12-week assessment 4 Adverse events: Empyema grade 3 possibly related to study drug, pneumonia grade 3 and bullous dermatitis grade 3 unrelated to study drug Cohort 3 closed as of Jun 2022 As of cutoff date 21 Oct 2022 39

Patient demographics and characteristics 52 patients who received at least 1 dose of CAN-2409 comprise the safety population Age Years Baseline ECOG n (%) 0 or 1 21 (40); 31 (60) Median (Range) 68.5 (43-88) Sex n (%) Smoking History n (%) Female 21 (40) Former or current 41 (79); 7 (13) Male 31 (60) Tumor Stage n (%) Race n (%) Stage III 8 (15) Black/African American 7 (13) Stage IV 44 (85) Asian 1 (2) Histology n (%) White 41 (79) Non-Squamous 37 (71) Unknown 3 (6) Squamous 15 (29) Ethnicity n (%) ICI at study entry n (%) Not Hispanic or Latino 48 (92) Durvalumab 2 (4) Not Reported 4 (8) Nivolumab 5 (10) PD-L1 Expression n (%) Nivolumab/Ipilimumab 1 (2) 22 (42) <1% Pembrolizumab 44 (85) 1-49% 15 (29) Chemotherapy at study entry n (%) ≥50% 10 (19) Pemetrexed 17 (33) Unknown 5 (10) None 35 (67) As of cutoff date 21 Oct 2022 40

CAN-2409 treatment is generally well tolerated Treatment-related adverse events reported in ≥5% of recipients Grade 1 Grade 2 Grade 3 Grade 4 Total SOC/Adverse Event ( ≥5%) • Majority of treatment-related n (%) n (%) n (%) n (%) (n=52) AEs (TRAEs) were mild Gastrointestinal disorders Constipation 2 (4) 1 (2) 3 (6) • No DLTs or treatment-related Nausea 7 (13) 7 (13) AEs ≥Gr4 reported Vomiting 3 (6) 3 (6) General disorders and administration site conditions • Only five Gr3 TRAEs were Chills 3 (6) 3 (6) reported: single occurrences Fatigue 11 (21) 3 (6) 14 (27) of pyrexia, empyema, Pyrexia 7 (13) 1 (2) 8 (15) lymphocyte count decreased, Investigations platelet count decreased, and Alanine aminotransferase increased 3 (6) 3 (6) pneumonitis Aspartate aminotransferase increased 3 (6) 3 (6) Blood creatinine increased 5 (12) 1 (2) 6 (12) • No serious injection-related Musculoskeletal and connective tissue disorders complications Muscular weakness 2 (4) 1 (2) 3 (6) Respiratory, thoracic and mediastinal disorders Cough 2 (4) 1 (2) 3 (6) Dyspnea 2 (4) 3 (6) 5 (10) As of cutoff date 21 Oct 2022 41

CAN-2409 is associated with durable disease stabilization

Swimmer plot of evaluable patients in Cohorts 1 and 2 (n=30)

Subject ID	PD-L1	ICI Regimen*	Time on ICI (mo)**
PA-003	< 1%	Pembro/pemetrex	15.5
PA-007	< 1%	Pembro/pemetrex	5.0
UH-001	< 1%	Pembro	6.7
VB-007	< 1%	Pembro	7.8
MU-002	N/A	Pembro	16.6
MU-004	< 1%	Pembro	5.2
NY-001	1-49%	Pembro	7.0
NY-003	1-49%	Nivo	12.1
NY-004	≥ 50%	Pembro	11.7
NY-007	< 1%	Nivo	16.2
NY-008	1-49%	Pembro	10.3
NY-013	1-49%	Durva	13.3
NY-015	≥ 50%	Pembro	6.3
PA-005	< 1%	Pembro/pemetrex	19.1
PA-006	< 1%	Pembro/pemetrex	8.2
PA-008	< 1%	Pembro	11.1
PA-010	< 1%	Pembro/pemetrex	11.8
PA-011	≥50%	Pembro	13.2
PA-013	1-49%	Pembro/pemetrex	45.2
RV-001	1-49%	Nivo	38.4
UC-001	1-49%	Pembro	13.0
UC-002	1-49%	Pembro	16.6
VB-003	1-49%	Pembro	10.8
VB-005	1-49%	Pembro/pemetrex	12.1
VB-009	< 1%	Durva	12.1
VC-001	< 1%	Pembro/pemetrex	5.4
VC-004	1-49%	Pembro/pemetrex	5.4
VC-006	≥50%	Pembro	15.1
VC-007	1-49%	Pembro/pemetrex	5.7
VC-008	<1%	Pembro/pemetrex	6.4



Cohort 1
Cohort 2
CAN-2409
Partial Response
Progressive Disease
Death
Progressive Disease by Central Imaging
Change of Therapy
§
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21
Months

As of cutoff date
21 Oct 2022

CANDEL THERAPEUTICS

* ICI Regimen: At enrollment to study
** Time on ICI: Initiation of ICI before enrollment to first CAN-2409 injection
§ Irradiation included target lesion, no longer RECIST evaluable

42

CAN-2409 is associated with durable disease stabilization Spider plot of evaluable patients in Cohorts 1 and 2 (n=30) Cohort 1 Cohort 2 As of cutoff date 21 Oct 2022 43

CAN-2409 favorably changes the trajectory of tumor growth Tumor trajectories pre-study and Monthly tumor growth rate following CAN-2409 administration * months • Serial scans available for up to one year prior to treatment with CAN-2409 in 9 patients • Monthly tumor growth rate calculated pre-study (during prior therapy of ICI +/- *patient in Cohort chemo) and on-study, based on total sum of diameters assuming linear growth rate 3 (discontinued As of cutoff date arm) 21 Oct 2022 44

Evidence that CAN-2409 improves disease control Most patients entering trial with progressive disease achieved disease control Waterfall plot Summary of efficacy Cohort/ DoR for PR SD duration Pre-trial N PR SD PD ORR or DCR (mo) (mo) status * 1 ORR 25% SD at 4 1 3 0 4.1+ 1.4+ to 6.2 study DCR N/A entry 2 ORR 12% Cohort 1 PD at 26 3 17 6 2.8 to 14.2+ 1.4+ to 11.6 Cohort 2 study DCR 77% entry Data shown based on blinded independent central review (BICR) of radiographic data per RECIST 1.1 in evaluable patients Evaluable patients are those receiving 2 courses of CAN-2409 + prodrug and completed 12-wk treatment window *new lesion + indicates response is ongoing ORR: overall response rate, DCR: disease control rate, DoR: duration of response, PR: partial response, SD: stable disease, PD: progressive disease As of cutoff date 21 Oct 2022 45

Slowing tumor growth may translate into PFS benefit Cohort 1 N=4 mPFS 11.0 Cohort 2 N=26 mPFS 8.1 • Progression free survival (PFS) in evaluable patients receiving both courses of CAN-2409 + prodrug and completed 12-wk treatment window based on progression per Investigator assessment • Median follow up 11.2 mo for Cohort 2 • 47% (14/30) patients censored (ongoing SD, PR) As of cutoff date 21 Oct 2022 46

Local injection induces systemic anti-tumor activity Regression of uninjected lesions NY-007 (Cohort 2) • 74M, Stage IV Nonsq • PD-L1 <1% • Diagnosed Feb‘19 • Platinum-based chemo Feb– Jul’19 • Nivolumab monotherapy abscopal response Sep‘19 through trial lack of abscopal response • PR by local and central read • Abscopal response in 14/21 patients (67%) presenting with multiple lesions* Site of injection • Abscopal response was observed in patients injected in either lymph nodes and/or lung lesions * Decrease of at least 5% observed in at least one noninjected lesion 47 # of patients

Partial response in extended lung mass with durable post-treatment tumor regression (> 1 yr) PA-003 (Cohort 1) • 73 yo M, Stage III Nonsq • PD-L1<1% • Diagnosed Jan’20 • Started pembro + carbo + pemetrexed Feb’20 • Pembro + pemetrexed Jun’20 through trial Baseline Week 28 st 1 injection (baseline) Right middle lobe Right middle lobe nodule nodule LA: 118.6 mm LA: 85.8 mm Target lesion nd 2 Target lesion Site of both injections injection (week 6) Legend LN: lymph node, LA: long axis, SA: short axis RECIST target lesions (red) 48

CAN-2409 induces expansion of CD8+ granzyme B+ T cells in the tumor microenvironment

PA006

Pre CAN-2409

Post CAN-2409


Cytokeratin
CD8
Granzyme B
Double positive granzyme B+ CD8T cells
Cytokeratin
CD8
Granzyme B
Double positive granzyme B+ CD8T cells
Cytokeratin
CD8
Granzyme B
Double positive granzyme B+ CD8T cells
Cytokeratin
CD8
Granzyme B
Double positive granzyme B+ CD8T cells

CANDEL THERAPEUTICS

49

CAN-2409 significantly increases frequency of circulating cytotoxic T cells and levels of soluble granzymes

Circulating T-cells (mean, n=23)



CD8+Ki67+GZMB+ T cells
CD8+Ki67+IFNg+ T cells
CD4+Ki67+T cells
CD8 CM* T cells
Regulatory T cells
CD4+Ki67+IFNg+ T cells
*CM= central memory
Log 2 change from baseline
B
W2
W6
W8
W12
F/U
CAN-2409 injections

p-values range from 25×10^{-3} to 626×10^{-6}

Soluble granzymes (mean, n=14)



GZMA
GZMB
GZMH
Log2 change from baseline
B
W2
W6
W8
W12
F/U
CAN-2409 injections

B baseline
F/U follow-up

As of cutoff date 21 Oct 2022

CANDEL THERAPEUTICS

50

Bronchoscopic delivery of CAN-2409 is a simple extension of existing care for NSCLC patients and is well tolerated Therapeutic delivery tool based on extensive experience with bronchoscopic biopsy, a routine outpatient procedure (15 min, outpatient setting) Transbronchial needle injection (TBNI) presents similar complication rate as biopsy (extremely rare) Latest generation of TBNI includes ultrasound-guided transbronchial injection of lymph nodes and robotic bronchoscopy (already in use in LuTK02) Majority of lung and thoracic lymph node lesions are accessible for outpatient bronchoscopic injection DeMaio A, Sterman D. Eur Respir Rev 2020; 29: 200028 51

Promising picture of safety, clinical activity and immune chan

Favorable safety/tolerability profile in comparison to SoC 2L options

- Only two administrations with relatively simple procedure; most TRAEs were Gr1/2

Consistent induction of local and systemic cytotoxic T cell response

- Increased infiltration of CD8+ T cells in the tumor microenvironment, systemic expansion of effector T cells and increase in soluble granzyme B in peripheral blood

Robust evidence of local and systemic anti-tumor activity

- CAN-2409 favorably changed the trajectory of tumor progression
- Decrease in tumor size of RECIST target lesions in most patients
- Reduction in uninjected tumor lesions: 14/21 patients (67%)
- ORR of 13% (4/30) across cohorts 1 and 2
- DCR of 77% (20/26) in patients entering trial with progressing disease (cohort 2)
- Sustained and ongoing clinical responses of longer than 1 year
- Durable disease stabilization translating into promising preliminary PFS

CANDEL THERAPEUTICS

52

CAN-2409 + nivolumab in high-grade glioma Patrick Y. Wen, MD 53

Patrick Y. Wen, MD Dana-Farber Cancer Institute & Harvard Medical School Dr. Patrick Y. Wen is a Professor of Neurology at Harvard Medical School, and Director of the Center for Neuro-Oncology at Dana-Farber Cancer Institute in Boston, MA. Dr. Wen’s research focuses on development of new novel therapies for brain tumors, especially targeted molecular agents. His other clinical interests include neurologic complications of cancer. Dr. Wen graduated from the Medical College of St. Bartholomew’s Hospital, University of London, completed his internal medicine training at the University of London postgraduate hospitals and his neurology residency in the Harvard-Longwood Neurology Training Program. Dr. Wen is a principal investigator on Candel’s open label phase 1 clinical trial of CAN-2409 plus valacyclovir in combination with nivolumab and standard of care in newly diagnosed high-grade glioma. 54

Phase 1 clinical trial of CAN-2409 in combination with nivolumab and standard of care in newly diagnosed high-grade glioma R&D Day December 6, 2022 Data cutoff as of September 30, 2022 55

Immunosuppressive tumor microenvironment and negative prognostic factors determine poor prognosis in high-grade glioma patients

High-grade glioma tumor microenvironment is characterized by poor T cell infiltrate, enrichment in M2 suppressive macrophages and suppressive microglia

Median overall survival < 15 months

Radiation and temozolomide induce lymphopenia

Corticosteroids may impact immune response

Negative prognostic factors influencing survival:

Age, sex, MGMT* methylation status, IDH**, extent of tumor resection



High grade glioma

**O6-methylguanine-DNA methyl-transferase (MGMT) gene promoter*
***Isocitrate dehydrogenase*

Weller M et al. Nat Rev Neurol 2017; 13:363-374
Grossman SA et al. Clin CA Res 2011; 17:5473-5480
Chongsathidkiet P et al Nat Med 2018; 24:1459-1468

56

Potential opportunity for combination therapy with immune checkpoint inhibitor: improved effect in mouse model of high- grade glioma Induction of cell death Induction of PD-L1 expression Improved survival *** *** *** 100 25 100 CAN-2409 **** + aPD1 **** *** 80 20 80 **** CAN-2409 60 15 60 ** 40 10 40 aPD1 20 5 20 * Mock 0 0 0 Ganciclovir - + - + - + - + D2 D3 D4 0 20 40 60 80 100 CAN-2409 2 2 10 10 50 50 (vp/ml) CAN-2409 Day(s) Model: Intracranial injection of Model: In vitro experiments with murine CT-2A-Luc HGG cells murine CT-2A-Luc HGG cells in mice ***p ≤ 0.001, ****p ≤ 0.0001 N=26; ***p≤ 0.001, **p ≤ 0.01, *p≤ 0.05 Speranza MC et al. Neuro Oncol 2018; 20:225-235 57 Cell survival PD-L1 (% of alive cells) Mock Percent survival

Phase 1 clinical trial of CAN-2409 plus valacyclovir combined with nivolumab in high-grade glioma

A protocol of the Adult Brain Tumor Consortium (ABTC) in collaboration with Bristol-Myers Squibb (BMS) and Candel Therapeutics, Inc.

Newly diagnosed high-grade glioma intended for gross total resection

Surgery + CAN-2409 + valacyclovir chemoradiation + nivolumab

→ **Methylated MGMT promoter (~33%)**
Continue RT+ temozolomide+ nivolumab

→ **Unmethylated MGMT promoter (~66%)**
Continue RT + nivolumab

Primary Endpoint
- Safety

Secondary Endpoints
- Overall survival
- Progression free survival
- Radiologic changes
- Immunological biomarkers

NCT03576612

<u>Methodology for primary endpoint</u>:
Evaluate safety of the combination of CAN-2409 +VCV + nivolumab +/- temozolomide (TMZ)
Enrolment in sets of 9 patients (~3 methylated and 6 unmethylated)
If DLT rate ≤33%, proceed with next set of 9 patients
Target ~12 methylated and ~24 unmethylated evaluable patients

58

Patient demographics safety population (41 patients)

Characteristic	N (%)
Age	
Median age (years)	62
Range	28-81
Sex	
Female	14(34)
Male	27(66)
Race	
White/Caucasian	34(83)
Black/African American	3(7)
American Indian or Alaska Native	1(2)
Asian	1(2)
Not reported	2(5)
Ethnicity	
Not Hispanic or Latino	38(93)
Hispanic or Latino	1(2)
Unknown	1(2)
Not reported	1(2)

Characteristic	N (%)
KPS* (Baseline)	
Median KPS	90
Range	80-100
KPS (Day 15)	
Median KPS	80
Range	20-100
MGMT	
Methylated	16(39)
Unmethylated	25(61)
IDH**	
Wild type	39(95)
Mutant	2(5)
Histopathologic diagnosis	
Glioblastoma	40(98)
Diffuse astrocytoma	1(2)
Type of resection	
Gross total resection	30(73)
Subtotal resection	11(27)

*Karnofsky Performance Scale
**IDH Isocitrate dehydrogenase

As of cutoff date
30 Sep 2022

59

CONSORT diagram Enrollment February 2019 to March 2021 9 patients alive (30 Sep 2022 data cut off) **Received 26 nivolumab infusions *Received less than 80% of any planned dose of treatment regimen for reasons unrelated to study treatment Evaluable : Patients who completed >80% of treatment during the acute monitoring period (2 weeks after the 4th dose of nivolumab). Safety population: Any patient who received investigational agent. 60

Evaluable subject progress (35 patients)



Type of resection
IDH Status
MUTANT
WT
STR
GTR
Blue arrows: Methylated
Green arrows: Unmethylated
Steroid dose dexamethasone daily
High : 8mg or more
Low: 0 to < 4 mg
Medium : 4 to 8 mg
STR: subtotal resection
GTR: gross total resection
Lymphopenia during acute monitoring period
Lymphopenia after acute monitoring period
0 5 10 15 20 25 30 35 40
Dead
Progression
High
Medium
Low
Day 15: Initiate TMZ & nivolumab
Day 8: Begin radiation therapy (RT)
CAN-2409 Injection & valacyclovir

As of cutoff date
30 Sep 2022

61

Safety profile of the combination of CAN-2409 plus valacyclovir and nivolumab in patients receiving surgery, radiation and TMZ

- No unexpected serious adverse events were observed
- Adverse events considered at least possibly related to CAN-2409, valacyclovir or nivolumab during acute monitoring period (0-71 days) are shown below

Most common adverse events occurring in >10% of patients

Adverse Event	CTC grade				Total=41
	1	2	3	4	N (%)
Fatigue	11 (27)	4 (10)	1 (2)	0	16 (39)
Nausea	9 (22)	1 (2)	2 (5)	0	12 (29)
ALT increased	9 (22)	0	1 (2)	0	10 (24)
Headache	6 (15)	0	2 (5)	0	8 (20)
Anemia	3 (7)	3 (7)	1 (2)	0	7 (17)
Fever	5 (12)	2 (5)	0	0	7 (17)
AST increased	7 (17)	0	0	0	7 (17)
Hyponatremia	4 (10)	2 (5)	1 (2)	0	7 (17)
Vomiting	4 (10)	1 (2)	1 (2)	0	7 (17)
Platelet count decreased	4 (10)	0	0	2 (5)	6 (15)
Blood bilirubin increased	4 (10)	1 (2)	0	0	5 (12)

Additional grade 3-4 adverse events occurring in >1 patient

Event	CTC grade		Total=41
	3	4	N (%)
Neutrophil count decreased	1 (2)	1 (2)	2 (5)
Acute kidney injury	2 (5)	0	2 (5)
Hypertension	2 (5)	0	2 (5)

9 discontinuations due to adverse events:

- 3 expected temozolomide toxicity (myelosuppression)
- 3 expected nivolumab toxicity (1 aseptic meningitis, 2 AST/ALT increase)
- 2 due to underlying disease symptoms
- 1 unrelated medical event (prostate cancer)

As of cutoff date
30 Sep 2022

62

Evaluable population survival curves: MGMT methylation status and extent of resection


Overall Survival
Probability of Survival
100
50
0
0
10
20
30
40
Months

Methylated	GTR Median OS: 30.6 m	(n=10)
Methylated	STR Median OS: 12.6 m	(n=5)
Unmethylated	GTR Median OS: 13.2 m	(n=16)
Unmethylated	STR Median OS: 15.9 m	(n=4)

Median OS for all: 15.1 m (n=35)

As of cutoff date
30 Sep 2022

GTR – gross total resection
STR – subtotal resection
OS – overall survival

63

Immune profiling in collaboration with CIMAC-CIDC Longitudinal analysis in both tumor and peripheral blood: PBMCs Tumor tissue CYTOF Glioblastoma WES RNAseq TCR sequencing mRNA Seq OLINK proteomics Tim-3 MIBI on brain samples week 5 week 11 Progression week 3 64

Single administration of CAN-2409 to the resection bed after removal of the tumor elicits strong systemic immune response

Key effector cells in antitumoral response



Activating Immune Cells
NK cells
Dendritic cells
CD8 T cells
Regulatory T cells
Neutrophils
MDSCs/ Macrophages
Immunosuppresive cells

Kohli K et al. Cancer Gene Ther 2020; 29: 10–21

CyTOF data on longitudinal samples



3.0
2.5
2.0
1.5
1.0
0.5
0.0
- Log-10 FDR-Adjusted P-Value
-1
0
1
2
Difference in Log Odds, Week 3 - Baseline
CD69 CD4 Naive
CD161 CD4 Naive
OX40 NK
Tim3 NK
CD57 CD4 EM
CD161 Monocytes
PDL1 NK
CD57 Monocytes
PDL1 CD4 Naive
CD4 Naive

OLINK data on longitudinal samples



Baseline
Week 3
MCP-1
MCP-3
IFNg
CXCL11
CXCL10
GZMA
CXCL9
CCL19
−Log10(FDR)
7.5
5.0
2.5
0.0
0
1
2
LogFC
IFN−gamma
NPX
16
12
8
4
Baseline
Week_3
Week_5
Week_11
Progression

LogFC>1, FDR<0.05

65

Combination of CAN-2409 and nivolumab shows expansion of activated CD4 and CD8 T cells and decreased exhaustion CyTOF data on longitudinal samples Increased T cell activation Decreased exhaustion B 3 5 11 P B 3 5 11 P B 3 5 11 P B 3 5 11 P Time post treatment (weeks) FDR adjusted p. value range (0.04 - 0.00095) B= baseline P= progression/off study 66

Combination of CAN-2409 and nivolumab results in expansion of TCR clone density, diversity and clonality Density Diversity Clonality Suggested Baseline Week 3 Week 5 Week 11 Progression Suggested Baseline Week 3 Week 5 Week 11 Progression Baseline Week 3 Week 5 Week 11 Progression Suggested Progression Progression Progression Recurrence Recurrence Recurrence Baseline Re-section Baseline Re-section Re-section Baseline Time Point Time Point Time Point *29 baseline tumors , 2 recurrences, 1 re-resection 67 PBMCs Tumor samples*

Conclusions • Combination of nivolumab and intratumoral CAN-2409 is well tolerated with no DLT observed and no added toxicity to standard of care • Median overall survival appears comparable to historical standard of care outcomes; small patient number in different subgroups hampers conclusive outcome analysis • Extensive longitudinal biomarker analysis supports CAN-2409 ability to activate systemic immune response, even after single administration • Combination of CAN-2409 and nivolumab shows expansion of activated circulating CD4 and CD8 T cells and decreased exhaustion • Preliminary analysis suggests ability of CAN-2409 and nivolumab to expand T cell repertoire density, diversity and clonality in the tumor tissue and in the peripheral blood 68

CAN-3110 in recurrent high-grade glioma E. Antonio Chiocca, MD, PhD 69

E. Antonio Chiocca, MD, PhD Brigham and Women’s Hospital & Harvard Medical School Dr. E. Antonio Chiocca is the Chair of the BWH Department of Neurosurgery and is the Harvey Cushing Professor of Neurosurgery at Harvard Medical School. His research has focused on how viruses with specific gene mutations replicate selectively in tumors with a specific defect in a tumor suppressor pathway. Before joining BWH, Dr. Chiocca was Chairman of the Department of Neurosurgery at the Ohio State University Medical Center. He has more than 300 peer-reviewed publications. Currently, Dr. Chiocca serves as the lead investigator to Candel’s phase 1 clinical trial studying the effects of CAN-3110 in recurrent malignant glioma. 70

Phase 1 clinical trial of CAN-3110 in recurrent high-grade glioma December 6, 2022 71

CAN-3110: a conditional replication-competent oncolytic virus

HSV-1 engineered for immunogenic potency and specificity

- ICP34.5-null viruses have shown safety but replicate poorly
- CAN-3110: ICP34.5 expression under control of Nestin promoter
  - Nestin overexpressed in gliomas (and tumors outside the brain)
  - Improves replication
  - Provides tumor-specific oncolytic activity


Nestin
Promoter
ICP34.5
CAN-3110

Designed for safety

- Disruption of ICP6 limits virus replication to dividing cells or cells with p16 tumor suppressor pathway defects
- Remains sensitive to anti-herpetic drugs
- Nestin provides tumor specificity

72

Department of Neurosurgery
Brigham and Women's Hospital
Founding Member, Mass General Brigham
HARVARD MEDICAL SCHOOL

CAN-3110 induces tumor cell death and reprograms the highly immunosuppressive microenvironment in high-grade glioma

Tumor cell death
Release of tumor antigens
Expansion of T cell repertoire
Activation of tumor microenvironment (TME)



Nestin
Promoter
ICP34.5
CAN-3110
Cold tumor
Highly immunosuppressive TME
Cancer cell proliferation
Hot tumor
Inflamed TME
Cancer cell necrosis

73

Department of Neurosurgery
Brigham and Women's Hospital
Founding Member, Mass General Brigham
HARVARD MEDICAL SCHOOL

Phase 1 clinical trial of CAN-3110 in recurrent high-grade glioma Sponsor/PI: Dr. E. Antonio Chiocca (Brigham & Women’s Hospital) Dose escalation (Cohort I-IX) Single stereotactic injection of CAN-3110 Primary Endpoints 3+3 dose escalation 6 10 o Safety 1 x 10 to 1 x 10 PFU in half-log increments 30 patients dosed o Determine maximum tolerated dose Dose expansion (Cohort X) Patients with 9 1 x 10 PFU recurrent Secondary Endpoints 12 patients high-grade glioma o Immunological biomarkers o MRI assessment of Lesions ≥ 1.0 cm Pre-administration of Cytoxan disease and progression 8 free survival +1 x 10 PFU 3 patients dosed o MRI alteration of 9 + 1 x 10 PFU permeability and flow at injection site 6 patients dosed Repeat dosing (up to 6) 8 +1 x 10 PFU x 6 doses 9 + 1 x 10 PFU x 6 doses NCT03152318 74 *Break Through Cancer initiative Arm A Arm B Arm C*

CAN-3110 related SAEs (arm A and B) Number of Number of Number of Dose Level Time Cohort (arm) treated patients with patients with Case # (pfu) (days) patients DLT related SAE 6 1 (A) 3 1x10 0 0 NA NA 6 2 (A) 3 3x10 0 0 NA NA 7 3 (A) 3 1x10 0 0 NA NA 7 4 (A) 3 3x10 0 0 NA NA 8 5 (A), 1 (B) 6 1x10 0 0 NA NA 8 6 (A) 3 3x10 0 0 NA NA 7 (A), 9 21 1x10 0 1 046(IDHmut) 2 10 (A), 2 (B) 9 8 (A) 3 3x10 0 1 033(IDHmut) 16 10 9 (A) 6 1x10 0 0 NA NA Time range TOTAL 50 0 2 2 to 16 (days)à As of cutoff date 75 28 Jul 2022 DLT: dose limiting toxicity, SAE: serious adverse event

Survival in ongoing phase 1b clinical trial after single dose of CAN-3110 in recurrent high-grade glioma 100 N = 30 Median overall survival: 11.7 months Median OS : 11.7 months Cutoff date: 21 Apr 2021 Expected median overall survival: <6-9 months 50 Update from SNO 2022 N = 41 Median overall survival: 11.6 months Data mature as of Oct 2022 0 0 6 12 18 24 30 36 Months EA Chiocca et al. Oral presentation. ASCO June 2021 A Ling et al. Oral presentation. SNO November 2022 76 (%) Probability of Survival

Complete response in injected and uninjected tumor without additional therapy following CAN-3110 CAN-3110 injection 77

Biomarker strategy 78

Scientific questions asked in this clinical trial 1. Is there post-injection evidence of CAN-3110 persistence and replication? 2. Is there post-injection evidence of increased CD8+, CD4+ T cells and B cells in glioblastoma multiforme (GBM)? Cold tumor Hot tumor CAN-3110 79

Persistent HSV antigen associated with T-cell infiltration in post-injection samples after CAN-3110 treatment Preoperative Patient A (6 weeks post-HSV 10e6 pfus) Intraoperative injection HSV1 Ag Patient B (9 mo post-HSV 10e9 pfus) Recurrence Anti HSV CD8+ Day 253 12/29 patients presented positive oHSV antigen in post-injection samples collected in a range of 24 to 801 days post treatment 80

Scientific questions asked in this clinical trial 1. Is there post-injection evidence of CAN-3110 persistence and replication? 2. Is there post-injection evidence of increased CD8+, CD4+ T cells and B cells GBM? Cold tumor Hot tumor CAN-3110 81

Evidence of increased T and B cell GBM infiltrates after CAN-3110

Post-injection necrotic tumor areas surrounded by T cells



H&E
CD20
CD4
CD8
*
#

necrosis; * immune cell infiltrate

As of cutoff date 28 Jul 2022

Perivascular tumor areas surrounded by T cells



3 x10^7 pfu d 24
3 x10^7 pfu d 140
1 x10^8 pfu d 91
CD8+
anti HSV



CD8+ T cells
p =0.0016
CD8 cells/mm^2
3000
2000
1000
400
300
200
100
0
Pre
Post
21/29 tumors
CD4+ T cells
p <0.0001
1000
800
600
400
200
150
100
50
0
Pre
Post
24/29 tumors
CD20+ B cells
ns
CD20 cells/mm^2
1000
800
600
400
200
50
40
30
20
10
0
Pre
Post
14/29 tumors

82

CAN-3110 induces infiltration by effector T cells and changes to the T cell receptor repertoire associated with improved clinical survival As of cutoff date Subjects were divided into two groups by median immune signature score for each signature. 28 Jul 2022 Statistical significance was calculated between the two groups using the log-rank test. 83

Conclusions o Treatment with CAN-3110 is well tolerated, with no dose limiting toxicity observed o Detection of HSV1 antigen and evidence of HSV1 replication in almost half of post treatment samples o Significant increases in CD4+ and CD8+ T cells after CAN-3110 in the majority of post- CAN-3110 treatment samples with evidence for increased immune signatures and VDJ diversity in longer survivors after CAN-3110 o We are now evaluating whether multiple injections of CAN-3110 can fundamentally transform the treatment of high-grade glioma 84

enLIGHTEN™ Discovery Platform Francesca Barone, MD, PhD 85

Francesca Barone, MD, PhD Candel Therapeutics Dr. Francesca Barone is the Chief Scientific Officer of Candel Therapeutics. At Candel, she leads scientific discovery, the development of their novel viral immunotherapies and biomarker strategy across their broad clinical portfolio. Dr. Barone previously served as Vice President and Head of Experimental Medicine at Flagship Pioneering’s Kintai Therapeutics, now Senda Biosciences. She has extensive experience in designing experimental medicine clinical trials to support rigorous decision-making across various programs and indications. Prior to joining the industry, Dr. Barone held the academic position of Reader in Translational Rheumatology and Academic Director of Business Engagement for the College of Medical and Dental Sciences at the University of Birmingham. During her tenure, she was also the Director of the laboratories for immuno-phenotyping in the Institute of Translational Medicine. 86

Breaking down the barriers to cancer immunotherapy Immunotherapy treatment failure arises from heterogeneous mechanisms present in diverse tumor microenvironments (TME) that are inadequately addressed by single-target therapies Carter E. et al. Trends in Cancer 2021; 11:1033-1046 Candel’s multimodal approach: viral immunotherapies designed to target the heterogeneous mechanisms in the TME and overcome immunotherapy resistance 87

The enLIGHTEN Discovery Platform In silico selection and Deconvolution of human prioritization of multimodal tumor microenvironment payloads properties enLIGHTEN Advanced Analytics Design of experimental Integration into proprietary medicine clinical trials suite of HSV-1 vectors The first systematic, iterative HSV-based discovery platform leveraging human biology and advanced analytics to create new viral immunotherapies for solid tumors 88

enLIGHTEN is centered on human data for discovery enLIGHTEN datasets are based on Candel’s proprietary biomarker data and external datasets: • Collaborations • Publicly available datasets Opens the possibility to explore multiple indications and design tailored combination therapy 89

Overview of enLIGHTEN Advanced Analytics Integrated computational approaches to design multimodal viral immunotherapies Selection of optimal modulator combination Enables deconvolution of tumor properties and selection of property modulator combination 90

Application of enLIGHTEN Advanced Analytics to the Pan-Cancer Atlas Survival curves for BRCA* property NK-T cells * BRCA: invasive breast cancer TME properties 91 Tumor type

Property modulators are selected in silico to design indication-specific payloads Selection of optimal modulator combination TNF family member TNF family member 2 Macrophage function modulator Anti inflammatory cytokine In silico payload design TME properties 92 Property modulators

Establishment of single-gene mini-vector library In silico selected modulators are encoded into mini vectors Top modulator combination Modulator encoding vectors o 20+ mini-vectors encoded to date o Expression of both secreted and cell surface molecules Secreted modulator expression Cell-surface modulator expression (proinflammatory cytokine) (TNF family member) IFNg ELISA 3000 MOI 3 Alpha-201-GFP MOI 10 2000 Alpha-201-TNF family member MOI 3 1000 Alpha-201-TNF family member MOI 10 100 80 60 40 20 0 Payload production interval (day) MOI multiplicity of infection 93 pg/ml 0-2 2-4 4-6 0-2 2-4 4-6

Robust pipeline of assays to test payload combinations

Multicellular tumor killing assays


% of dead cells
80
60
40
20
0
α β γ δ ε ζ η ι κ λ μ ν ξ

Phagocytosis assay


Macrophage
Alpha 201 macro1
SIRPa
CD47
Don't eat me
Cancer cell
IgG
Conditioned medium Alpha-201-GFP
Anti-CD47 B6.H12
Conditioned medium Alpha -201 macro1


In silico predictions
Mini-vector library
A1
B4
C3
C3
D1
Supervised multiplex
Promoter
Gene A1
Gene B4
Gene C2
Gene D1
pA
P2
T2
P2

Development candidate : HSV-1 vector encoding nominated multimodal payload

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HSV platform provides a flexible delivery system for tumor-specific modulators Tunable viral vector features CAN-2409 high Payload Viral Insert TAA* expression replication Oncolysis capacity presentation CAN-3110 low high high low *TAA: tumor-associated antigens The suite of proprietary, engineered enLIGHTEN HSV-1 vectors allows for the delivery of multiple investigational immune-modulating gene products to tumors leveraging the immunogenic properties of a viral infection 95 Payload expression

Candel Alpha series: Engineered for delayed oncolysis to support sustained payload expression



Replicating HSV vector
Alpha series vectors
HSV-1
Native genome
Alpha-101
Replication-defective
Alpha Series
Alpha-201
Enhanced TAA presentation
Alpha-202
Decreased cytotoxicity
Increased insert capacity
Alpha-302
Enhanced TAA presentation
Beta-101
Replication-competent
Increased insert capacity
Beta-201
Attenuated replication
Gamma-101
Undisclosed



Expansion of APCs
CD11c+MHC-II+ cells
1500
1000
500
0
Uninfected
MOI 3
MOI 10
Alpha 201



Regulation of MHC-I expression
Uninfected
Replication defective HSV
Alpha-201-GFP
count
30
20
10
0
MHC-I

Alpha-201: first vector selected for enhanced immunostimulatory activity coupled with sustained payload expression and regulated oncolysis

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Experiments performed in PBMCs: cancer cells cocultures

enLIGHTEN platform partnership with UPenn: Example of enLIGHTEN discovery platform application

Evaluation of a potential combination immunotherapy using tailored HSV-1 based viruses to deliver payloads that could enhance the activity of CAR-T cells

Features of Successful Drug Development*	Challenge for CAR-T Cells in Solid Tumors	Solution via HSV-1-Based OV
Exposure at the Site of Action	Insufficient CAR-T ingress	Features of the vector itself plus encoded factors turn cold tumors hot
Target binding / engagement	Antigenic heterogeneity	Expose TAAs* via oncolysis
		Encode factors to engage CAR-T cells
Expression of pharmacological activity	Suppressive TME	Encode cytokines to stimulate and activate CAR-T cells
		Encode inhibitors of key suppressive factors

TAAs: tumor associated antigens
OV: oncolytic virus

*Morgan P. et al. Drug Discovery Today 2012;17: 419-424

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enLIGHTEN: Viral immunotherapy by design o Strong focus on human biology to increase probability of success o Data-driven approach using advanced analytics to de-risk multimodal payload design enLIGHTEN o Suite of proprietary, engineered HSV-1 Advanced vectors to enable fast translation to clinic Analytics o Rapid and iterative approach o Flexibility to design assets for monotherapy or combination therapy o Opportunity to create value through partnerships 98

Candel Therapeutics Paul Peter Tak, MD, PhD, FMedSci 99

Clinical pipeline focused on value creation PROGRAM INDICATION PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Adenovirus Platform Localized, Intermediate/High Risk, under SPA CAN-2409 Prostate Cancer Active Surveillance CAN-2409 NSCLC + PD-1/PD-L1 Lung Cancer CAN-2409 Advanced Non-Metastatic Pancreatic Cancer Pancreatic Adenocarcinoma 1L High-Grade Glioma CAN-2409 Brain Cancer 1L High-Grade Glioma + Opdivo® HSV Platform CAN-3110 Recurrent High-Grade Glioma Brain Cancer enLIGHTEN™ Discovery Solid Tumors Programs SPA – special protocol assessment 100

Clinical pipeline focused on value creation PROGRAM INDICATION PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Adenovirus Platform Localized, Intermediate/High Risk, under SPA CAN-2409 Prostate Cancer Active Surveillance CAN-2409 NSCLC + PD-1/PD-L1 Lung Cancer CAN-2409 Advanced Non-Metastatic Pancreatic Cancer Pancreatic Adenocarcinoma HSV Platform CAN-3110 Recurrent High-Grade Glioma Brain Cancer enLIGHTEN™ Discovery Solid Tumors Programs SPA – special protocol assessment 101

Key achievements and future milestones



1st patient dosed, NSCLC
phase 2, CAN-2409 + ICI
Full enrollment, prostate cancer
phase 3, CAN-2409
Blinded safety data prostate cancer
phase 2, CAN-2409
Patient reported tolerability, prostate cancer
phase 3, CAN-2409
2022
Clinical data, HGG
phase 1, CAN-2409 + Opdivo
Clinical data, HGG
phase 1, CAN-3110
Clinical data, NSCLC
phase 2, CAN-2409 + ICI
2023+
Clinical data, NSCLC
phase 2, CAN-2409 + ICI
Clinical data, pancreatic cancer
phase 2, CAN-2409
Read-out, active surveillance prostate cancer
phase 2, CAN-2409
Read-out, prostate cancer
phase 3, CAN-2409
Upcoming clinical data

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R&D Day Highlights I

- CAN-2409 NSCLC phase 2 data
  - Favorable safety/tolerability profile in comparison to SoC 2L options
  - Consistent induction of local and systemic cytotoxic T cell response
  - Robust evidence of local and systemic anti-tumor activity
  - Additional data in Q3 2023
- CAN-2409 HGG in combination with nivolumab phase 1
  - Combination is well tolerated with no DLT observed and no added toxicity to standard of care
  - mOS appears comparable to historical standard of care outcomes
  - Biomarker analysis demonstrates induction of systemic immune response after single administration
- CAN-2409 pancreas
  - Ongoing phase 2 clinical trial, preliminary data Q4 2023
- CAN-2409 prostate
  - Phase 3 in localized intermediate/high-risk prostate cancer expected to read out in Q4 2024
  - Phase 2 in active surveillance, localized prostate cancer expected to read out in Q4 2023

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R&D Day Highlights II

- CAN-3110 recurrent HGG phase 1
  - Treatment with CAN-3110 is well tolerated, with no dose limiting toxicity observed
  - mOS of 11.6 months with a single dose of CAN-3110
  - Persistent HSV-1 antigen and HSV-1 replication consistent with mechanism of action
  - Robust evidence of immune activation
  - Evaluation of repeat dosing of CAN-3110 initiated
- enLIGHTEN
  - Established discovery engine to generate novel viral immunotherapies targeting the TME
- Company
  - Significant unmet need and commercial opportunity for each selected indication
  - In HGG, portfolio decision to prioritize CAN-3110 and not pursue phase 3 clinical trial of CAN-2409
  - Strong scientific support from high-profile Research Advisory Board
  - Cash and cash equivalents of $77.2M as of September 30, 2022, with runway into Q1 2024

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Q&A 105

Thank You Candel's Virtual R&D Day | December 6, 2022 NASDAQ: CADL 106

List of abbreviations

2L	Second line
ADT	Androgen deprivation therapy
AE	Adverse event
BRCA	Breast cancer gene
BTC	Break Through Cancer
CAIX	Hypoxia-regulated carbonic anhydrase IX
CAR-T	Chimeric antigen receptor
CEA	Carcinoembryonic antigen
CIMAC-CIDC	Cancer Immune Monitoring and Analysis Centers
CLDN18.2	Claudin18.2
CTC	Common Terminology Criteria
CTLA-4	Cytotoxic T-lymphocyte–associated antigen 4
DCR	Disease control rate
DLT	Dose-limiting toxicity
DoR	Duration of response
ECOG	Eastern Cooperative Oncology Group
EGFR	Epidermal growth factor
EGJC	Esophagogastric Junction Cancer
F/U	Follow up
FDA	U.S. Food and Drug Administration
GBM	Glioblastoma multiforme
GD2	Disialoganglioside
GFP	Green fluorescent protein
Gr3	CTC Grade 3
GTR	Gross total resection
HER2	Human epidermal growth factor receptor 2
HGG	High-grade glioma

HNSCC	Head and neck squamous cell carcinoma
HPIV	Human parainfluenza virus
HPV	Human papillomavirus
HSV	Herpes simplex virus
ICI	Immune checkpoint inhibitor
IFN	Interferon
JHU	Johns Hopkins University
KPS	Karnofsky Performance Scale
LA	Long axis
LN	Lymph node
MGMT	O6-methylguanine-DNA methyl-transferase
mOS	Median overall survival
mPFS	Median progression free survival
MSKCC	Memorial Sloan Kettering
MSLN	Mesothelin
NCCN	National Comprehensive Cancer Network
NDV	Newcastle Disease Virus
NK cell	Natural killer cell
NSCLC	Non-small cell lung cancer
ORR	Overall response rate
OS	Overall survival
OV	Oncolytic virus
PD1	Progressive disease
PD1	Programmed cell death protein 1
PFS	Progression free survival
PR	Partial response
RNA	Ribonucleic acid

SA	Short axis
SD	Stable disease
SoC	Standard of care
SPA	Special protocol assessment
STR	Subtotal resection
TAAs	Tumor associated antigens
TCR	T-cell receptor
TIL	Tumor-infiltrating lymphocyte
TME	Tumor microenvironment
TMZ	Temozolomide
TNF	Tumor necrosis factor
TRAE	Treatment-related adverse event
VDJ	Variability, diversity, and joining
WT	Wild type

CANDEL THERAPEUTICS